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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)         February 9, 2007
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                                  Veritec, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Nevada                        000-15113                95-3954373
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      Incorporation)                                         Identification No.)


      2445 Winnetka Avenue North, Golden Valley, MN                 55427
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        (Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code         (763) 253-2670
                                                    ----------------------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

         [ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))


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ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 6, 2007, the Board of Directors of Veritec, Inc. (the "Company") authorized and approved a bonus to Van Tran, the Company's CEO, in the amount of $300,000. The bonus is payable in either cash or stock equivalents to be determined at the sole discretion of Van Tran. If Van Tran elects to receive such bonus in the form of restricted stock, the stock price to be used to calculate the number of shares of restricted stock issuable will be the closing market price of the Company's common stock on February 6, 2007 of $1.15 per share. The timing of the payment of the bonus, either as partial payment or payment in full, and the form of the bonus is at the sole discretion of Van Tran.






SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: February 9, 2007                      By:       /s/ Van Thuy Tran
                                                --------------------------------
                                                Its Chief Executive Officer